    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 13, 2005
                                                      REGISTRATION NO.
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                          POST-EFFECTIVE AMENDMENT NO.                       [ ]
                                     AND/OR
               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                [X]
                                 AMENDMENT NO.                               [ ]

                              ---------------------

                                 MORGAN STANLEY
                             AMERICAN FRANCHISE FUND

                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 869-6397

                              AMY R. DOBERMAN, ESQ.
                           1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020
                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                              ---------------------

                                    COPY TO:

        CARL FRISCHLING, ESQ.            STUART M. STRAUSS, ESQ.
 KRAMER LEVIN NAFTALIS & FRANKEL LLP      CLIFFORD CHANCE US LLP
           919 THIRD AVENUE                31 WEST 52ND STREET
       NEW YORK, NEW YORK 10022          NEW YORK, NEW YORK 10019

                              ---------------------

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
   As soon as practicable after this registration statement becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):

                [ ]  Immediately upon filing pursuant to paragraph (b)
                [ ]  On (date) pursuant to paragraph (b)
                [ ]  60 days after filing pursuant to paragraph (a)(1)
                [ ]  On (date) pursuant to paragraph (a)(1)
                [ ]  75 days after filing pursuant to paragraph (a)(2)
                [ ]  On (date) pursuant to paragraph (a)(2) of Rule 485

                     IF APPROPRIATE, CHECK THE FOLLOWING BOX:

                [ ]  This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the
Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

     Title of Securities Being Registered: Class A, B, C and D Shares of
Beneficial Interest of Morgan Stanley American Franchise Fund.

================================================================================

The information in this preliminary prospectus is
not complete and may be changed. We may not sell
these securities until the registration statement
filed with the Securities and Exchange Commission           MORGAN STANLEY FUNDS
is effective. This preliminary prospectus is not
an offer to sell these securities and is not
soliciting an offer to buy these securities in any
state where the offer or sale is not permitted.

                                                                  Morgan Stanley
                                                                        American
                                                                  Franchise Fund

                         A mutual fund that seeks long-term capital appreciation

--------------------------------------------------------------------------------

[MORGAN STANLEY LOGO]

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                          Preliminary Prospectus
                                                                          , 2005
                                                           Subject to Completion

--------------------------------------------------------------------------------

CONTENTS
--------------------------------------------------------------------------------

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS....................................... Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

--------------------------------------------------------------------------------

THE FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT OBJECTIVE
[GRAPHIC OMITTED]

Morgan Stanley American Franchise Fund seeks long-term capital appreciation.

(sidebar)
CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
(end sidebar)

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT STRATEGIES
[GRAPHIC OMITTED]

Under normal circumstances, the Fund invests at least 80% of its assets in publicly traded equity securities that trade on a U.S. stock exchange or the over-the-counter markets that in the judgment of the Fund's "Sub-Adviser,"
Morgan Stanley Investment Management Ltd., have, among other things, resilient business franchises and growth potential. Equity securities include common and preferred stocks, convertible securities, rights and warrants to purchase equity securities and depositary receipts.

The Sub-Adviser uses a bottom-up investment approach that emphasizes security selection on an individual company basis. The Fund invests in securities of issuers that the Sub-Adviser believes have, among other things, resilient business franchises, strong cash flows, modest capital requirements, capable managements and growth potential. Securities are selected with a strong bias towards value. The franchise focus of the Fund is based on the Sub-Adviser's belief that the intangible assets underlying a strong business franchise (such as patents, copyrights, brand names, licenses, or distribution methods) are difficult to create or to replicate and that carefully selected franchise companies can yield above-average potential for long-term capital appreciation.
The Sub-Adviser generally considers selling a portfolio security when it determines that the holding no longer satisfies its investment criteria or that replacing the holding with another investment should improve the Fund's valuation and/or quality.

The Fund may purchase and sell certain derivative instruments such as options, futures contracts, options on futures contracts and currency-related transactions involving options, futures contracts, forward contracts and swaps, for various portfolio management purposes, including to earn income, to facilitate portfolio management and to mitigate risks.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends.

                                                                               1

The Fund's stock investments may include foreign securities held either directly or in the form of depositary receipts. However, the Fund may only invest up to
20% of its net assets in foreign securities that are not listed in the U.S. on a national securities exchange or in the over-the-counter markets. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

In pursuing the Fund's investment objective, the Sub-Adviser has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading strategies it uses. For example, the Sub-Adviser in its discretion may determine to use some permitted trading strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS
[GRAPHIC OMITTED]

There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

COMMON STOCKS. A principal risk of investing in the Fund is associated with its common stock investments. In general, stock values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. Stock prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES. The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts. In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

NON-DIVERSIFIED STATUS. The Fund is a "non-diversified" mutual fund and, as such, its investments are not required to meet certain diversification requirements under federal law. Compared with "diversified" funds, the Fund may invest a greater percentage of its assets in the securities of an individual corporation. Thus, the Fund's assets may be concentrated in fewer securities than other funds. A decline in the value of those investments would cause the
Fund's overall value to decline to a greater degree than if the Fund were diversified.

OTHER RISKS. The performance of the Fund also will depend on whether or not the
Sub-Adviser is successful in applying the Fund's investment strategies. The Fund is subject to other risks from its permissible investments, including the risks associated with convertible securities, options and futures and forward foreign currency exchange contracts. For more information about these risks, see the
"Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

--------------------------------------------------------------------------------
PAST PERFORMANCE
[GRAPHIC OMITTED]

The Fund was recently organized and, as of the date of this Prospectus, had no historical performance to report. Performance information will be provided once the Fund has completed a full calendar year of operation. The Fund is newly organized. As a result, it has no operating history or performance information to include in a bar chart or table reflecting average annual returns.

--------------------------------------------------------------------------------
FEES AND EXPENSES
[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. However, certain shareholders may be charged an order processing fee as described below. See the "Share Class
Arrangements" section for further fee and expense information.

                                                                               3

(sidebar)
SHAREHOLDER FEES

These fees are paid directly from your investment.
(end sidebar)

SHAREHOLDER FEES

------------------------------------------------------------------------------------------------------------------
                                                         CLASS A          CLASS B          CLASS C        CLASS D
------------------------------------------------------------------------------------------------------------------

  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)          5.25%(1)         None             None            None
------------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)                None(2)          5.00%(3)         1.00%(4)        None
------------------------------------------------------------------------------------------------------------------

(sidebar)
ANNUAL FUND OPERATING EXPENSES

These expenses are deducted from the Fund's assets.
(end sidebar)

ANNUAL FUND OPERATING EXPENSES

------------------------------------------------------------------------------------------------------------------
                                                CLASS A         CLASS B         CLASS C         CLASS D
------------------------------------------------------------------------------------------------------------------

  Management fee                                 0.70%           0.70%           0.70%           0.70%
------------------------------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees          0.25%           1.00%           1.00%           None
------------------------------------------------------------------------------------------------------------------
  Other expenses*                                    %               %               %               %
------------------------------------------------------------------------------------------------------------------
  Total annual Fund operating expenses               %               %               %               %
------------------------------------------------------------------------------------------------------------------

*    "Other Expenses" are based on estimated amounts for the current fiscal year.

(1)  Reduced for purchases of $25,000 and over.

(2)  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of
     1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances.

(3)  The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the
     CDSC.

(4)  Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year and the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

--------------------------------------------------------------------------------
                 IF YOU SOLD YOUR SHARES:    IF YOU HELD YOUR SHARES:
--------------------------------------------------------------------------------
                     1 YEAR      3 YEARS         1 YEAR      3 YEARS
--------------------------------------------------------------------------------

     Class A         $           $               $           $
--------------------------------------------------------------------------------
     Class B         $           $               $           $
--------------------------------------------------------------------------------
     Class C         $           $               $           $
--------------------------------------------------------------------------------
     Class D         $           $               $           $
--------------------------------------------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. ("Morgan Stanley DW") charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley
Financial Advisor for more information regarding this fee.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION
[GRAPHIC OMITTED]

This section provides additional information relating to the Fund's principal investment strategies.

OPTIONS AND FUTURES. The Fund may invest in put and call options and futures with respect to stock indexes. The Fund may use options and futures to seek to protect against a decline in securities prices or an increase in prices of securities that may be purchased.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these investments to modify its exposure to various currency markets.

DEFENSIVE INVESTING. The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest any amount of its total assets in cash or money market instruments in a defensive posture when the Sub-Adviser believes it is advisable to do so.

Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER. The Fund may engage in active and frequent trading of its portfolio securities. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the Fund's shareholders. See the sections on "Distributions" and "Tax
Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations generally will not require the Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

                                                                               5

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION
[GRAPHIC OMITTED]

This section provides additional information relating to the principal risks of investing in the Fund.

CONVERTIBLE SECURITIES. The Fund also may invest a portion of its assets in convertible securities, which are securities that generally pay interest and may be converted into common stock. These securities may carry risks associated with both common stock and fixed-income securities.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. Use of forward foreign currency exchange contracts involves risks. If the Sub-Adviser employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

SMALL & MEDIUM CAPITALIZATION COMPANIES. The Fund's investments in smaller and medium-sized companies carry more risk than investments in larger companies.
While some of the Fund's holdings in these companies may be listed on a national securities exchange, such securities are more likely to be traded in the over-the-counter market. The low market liquidity of these securities may have an adverse impact on the Fund's ability to sell certain securities at favorable prices and may also make it difficult for the Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's securities. Investing in lesser-known, smaller and medium capitalization companies involves greater risk of volatility of the Fund's net asset value than is customarily associated with larger, more established companies. Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

--------------------------------------------------------------------------------
PORTFOLIO HOLDINGS

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's
Statement of Additional Information.

The Fund discloses portfolio holdings on its public website,
www.morganstanley.com/funds, as follows:

o    Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag; and

o    Top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag.

(sidebar)
MORGAN STANLEY INVESTMENT ADVISORS INC.

The Investment Adviser is widely recognized as a leader in the mutual fund
industry and had approximately $   billion in assets under management or
administration as of December 31, 2004.
(end sidebar)

--------------------------------------------------------------------------------
FUND MANAGEMENT
[GRAPHIC OMITTED]

The Fund has retained the "Investment Adviser"--Morgan Stanley Investment
Advisors Inc.--to provide investment advisory services. The Investment Adviser is a wholly-owned subsidiary of Morgan Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan
Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Adviser's address is 1221 Avenue of the Americas, New York, NY 10020.

The Fund pays the Investment Adviser a fee as full compensation for the services and facilities furnished to the Fund, and for Fund expenses assumed by the
Investment Manager. The fee is calculated daily at the annual rate of 0.70% on the first $500 million of the Fund's daily net assets; 0.65% on the next $500 million of the Fund's daily net assets; and 0.60% of the Fund's daily net assets exceeding $1 billion.

Morgan Stanley Investment Management Limited, located at 25 Cabot Square, Canary
Wharf, London, United Kingdom, E14 4QA, a wholly owned subsidiary of Morgan
Stanley, serves as investment sub-adviser for the Fund on a day-to-day basis.
The Sub-Adviser selects, buys and sells securities for the Fund under the supervision of the Investment Adviser. The Investment Adviser pays the
Sub-Adviser a fee out of its advisory fee.

The Fund is managed within the American Franchise Team. Current members of the team include Hassan Elmasry and Ewa Borowska.

                                                                               7

--------------------------------------------------------------------------------

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------
PRICING FUND SHARES
[GRAPHIC OMITTED]

The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Adviser determines that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's Board of Trustees.

In addition, with respect to securities that primarily are listed on foreign exchanges, when an event occurs after the close of such exchanges that is likely to have changed the value of the securities (for example, a percentage change in value of one or more U.S. securities indices in excess of specified thresholds), such securities will be valued at their fair value, as determined under procedures established by the Fund's Board of Trustees. Securities also may be fair valued in the event of a significant development affecting a country or region or an issuer-specific development which is likely to have changed the value of the security.

In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of the security.

With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

--------------------------------------------------------------------------------
UNDERWRITING
[GRAPHIC OMITTED]

The Fund will initially offer its shares from approximately       , 2005 through
           , 2005 in an underwriting by the Fund's Distributor, Morgan Stanley
Distributors Inc., as the Fund's principal underwriter. During this period, you may place orders to buy shares through the Distributor, however, shares will not
be issued until the Closing Date, which will take place on       , 2005 or on
such later date as agreed upon by the Fund and the Distributor. You are not obligated to pay for the shares prior to the Closing Date. If any orders are accompanied by payment, the payment will be returned to you, unless you request that such payment be invested in a Morgan Stanley Money Market Fund. In such case the funds will be transferred automatically from the Money Market Fund to the Fund on the Closing Date. You may cancel your order to purchase shares without penalty at any time prior to the Closing Date. A continuous offering of the Fund's shares will begin approximately two weeks after the Closing Date.

The Distributor will purchase Class A, Class B, Class C and Class D shares from the Fund at $10.00 per share with proceeds going to the Fund. Class A share purchases must also include a sales charge that is paid to and retained by the
Distributor. The Distributor may also receive contingent deferred sales charges from future redemptions of Class A, Class B and Class C shares.

The minimum number of Fund shares which may be purchased by any shareholder during the initial offering period is 100 shares. Certificates for shares purchased will not be issued unless requested by the shareholder in writing.

The Distributor will be entitled and obligated to purchase only the number of shares for which purchase orders have been received by the Distributor prior to
2:00 p.m., New York time, on the third business day preceding the Closing Date, or such other date as may be agreed to between the parties.

(sidebar)
CONTACTING A FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
(end sidebar)

--------------------------------------------------------------------------------
HOW TO BUY SHARES
[GRAPHIC OMITTED]

You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, Morgan Stanley Trust or the "Transfer Agent," in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth, and other information that will allow us to identify you. If we

                                                                               9

are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares) after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases. We reserve the right to reject any order for the purchase of Fund shares for any reason.

(sidebar)
EasyInvest (Registered Trademark)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

MINIMUM INVESTMENT AMOUNTS

----------------------------------------------------------------------------------------------------------
                                                                                   MINIMUM INVESTMENT
----------------------------------------------------------------------------------------------------------
 INVESTMENT OPTIONS                                                                INITIAL     ADDITIONAL
----------------------------------------------------------------------------------------------------------

  Regular Accounts                                                                 $1,000        $100
----------------------------------------------------------------------------------------------------------
  Individual Retirement Account                                                    $1,000        $100
----------------------------------------------------------------------------------------------------------
  Coverdell Education Savings Account                                              $  500        $100
----------------------------------------------------------------------------------------------------------
  EasyInvest (R)
  (Automatically from your checking or savings account or Money Market Fund)        $100*        $100*
----------------------------------------------------------------------------------------------------------

*    Provided your schedule of investments totals $1,000 in 12 months.

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Adviser's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

ORDER PROCESSING FEE. Morgan Stanley DW Inc. charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the
Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D SHARES.

To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
Prospectus.

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o    Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount
     (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o    Make out a check for the total amount payable to: Morgan Stanley American
     Franchise Fund.

o    Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
     City, NJ 07303.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES
[GRAPHIC OMITTED]

PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund, or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each
Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money
Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares (i)
acquired by exchange or dividend reinvestment; (ii) purchased through the automatic investment plan; and (iii) purchased by wrap-fee accounts that have an automatic rebalancing feature. The current prospectus for each fund describes its investment objective(s), policies and investment minimums, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan
Stanley Fund during its initial offering period, or when shares of a particular
Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES. You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Transfer Agent and then write the Transfer Agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley Financial Advisor or other authorized financial representative or by calling (800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into

                                                                              11

a Money Market Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice or in certain cases without notice. See "Limitations on Exchanges." The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York Stock
Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES. If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of the Fund's shares
-- and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES. Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund rejecting, limiting or prohibiting, at its sole discretion, and without prior notice, additional purchases and/or exchanges and may result in a shareholder's account being closed. Determinations in this regard may be made based on the frequency or dollar amount of the previous exchanges or purchase or sale transactions. Generally, all shareholders are limited to a maximum of eight exchanges per calendar year. Exchange privileges will be suspended if more than eight exchanges out of the Fund are made by a shareholder in a calendar year and further exchange requests will not be processed during that year. This limitation does not apply to the Investment Adviser's asset allocation program or employer-sponsored retirement plans. The Fund reserves the right to reject an exchange request for any reason.

CDSC CALCULATIONS ON EXCHANGES. See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call (800) 869-NEWS.

--------------------------------------------------------------------------------
HOW TO SELL SHARES
[GRAPHIC OMITTED]

You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------------------------------------------

Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:

                   o  your account number;
                   o  the name of the Fund;
                   o  the dollar amount or the number of shares you wish to sell;
                   o  the Class of shares you wish to sell; and
                   o  the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                   Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Funds has a total market value of at least
Withdrawal Plan    $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.

                                                                              13

OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------

Systematic         To sign up for the systematic withdrawal plan, contact your Morgan Stanley Financial Advisor
Withdrawal Plan    or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
(continued)        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.
----------------------------------------------------------------------------------------------------------------

PAYMENT FOR SOLD SHARES. After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

ORDER PROCESSING FEE. Morgan Stanley DW Inc., charges clients an order processing fee of $5.25 (except in certain circumstances, including, but not limited to, activity in fee-based accounts, exchanges, dividend reinvestments and systematic investment and withdrawal plans) when a client buys or redeems shares of the Fund. Please consult your Morgan Stanley Financial Advisor for more information regarding this fee.

TAX CONSIDERATIONS. Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE. If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES. The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b) Custodial
Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (R), if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS. If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

(sidebar)
TARGETED DIVIDENDS(SM)

You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
(end sidebar)

--------------------------------------------------------------------------------
DISTRIBUTIONS
[GRAPHIC OMITTED]

The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and Class
C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually.
Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Transfer Agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
FREQUENT PURCHASES AND REDEMPTIONS OF FUND SHARES

Frequent purchases and redemptions of Fund shares by Fund shareholders are referred to as "market-timing" or "short-term trading" and may present risks for other shareholders of the Fund, which may include, among other things, dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund's portfolio, increased brokerage and administrative costs, incurring unwanted taxable gains, and forcing the Fund to hold excess levels of cash.

In addition, the Fund is subject to the risk that market timers and/or short-term traders may take advantage of time zone differences between the foreign markets on which the Fund's portfolio securities trade and the time as of which the Fund's net asset value is calculated ("time-zone arbitrage"). For example, a market timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established, but before the
Fund's net asset value calculation, that are likely to result in higher prices in foreign markets the following day. The

                                                                              15

market timer would redeem the Fund's shares the next day when the Fund's share price would reflect the increased prices in foreign markets, for a quick profit at the expense of long-term Fund shareholders.

The Fund discourages frequent purchases and redemption of Fund shares by Fund shareholders and the Fund's Board of Trustees has adopted policies and procedures with respect to such frequent purchases and redemptions. The Fund's policies with respect to purchases, redemptions and exchanges of Fund shares are described in the "How to Buy Shares," "How to Exchange Shares," and "How to Sell
Shares" sections of this Prospectus. Except as described in each of these sections, the Fund's policies regarding frequent trading of Fund shares are applied uniformly to all shareholders. With respect to trades that occur through omnibus accounts at intermediaries, such as investment managers, broker-dealers, transfer agents and third party administrators, the Fund (i) has requested assurance that such intermediaries currently selling Fund shares have in place internal policies and procedures reasonably designed to address market timing concerns and has instructed such intermediaries to notify the Fund immediately if they are unable to comply with such policies and procedures and (ii) requires all prospective intermediaries to agree to cooperate in enforcing the Fund's policies with respect to frequent purchases, redemptions and exchanges of Fund shares. Omnibus accounts generally do not identify customers' trading activity to the Fund on an individual basis. The ability of the Fund to monitor exchanges made by the underlying shareholders in omnibus accounts, therefore, is severely limited. Consequently, the Fund must rely on the financial intermediary to monitor frequent short-term trading within the Fund by the financial intermediary's customers. There can be no assurance that the Fund will be able to eliminate all market-timing activities.

--------------------------------------------------------------------------------
TAX CONSEQUENCES
[GRAPHIC OMITTED]

As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:

o    The Fund makes distributions; and

o    You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS. Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax. Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses.
Short-term capital gain distributions will continue to be taxed at ordinary income rates.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides information on your dividends and capital gains for tax purposes.

TAXES ON SALES. Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your social security or tax identification number on your investment application. By providing this information, you will avoid being subject to federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS
[GRAPHIC OMITTED]

The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

The chart below compares the sales charge and annual 12b-1 fee applicable to each Class:

  CLASS     SALES CHARGE                                                                   MAXIMUM ANNUAL 12B-1 FEE
---------------------------------------------------------------------------------------------------------------------

   A        Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more;
            shares purchased without an initial sales charge are generally subject to a
            1.0% CDSC if sold during the first 18 months                                            0.25%
---------------------------------------------------------------------------------------------------------------------
   B        Maximum 5.0% CDSC during the first year decreasing to 0% after six years                1.00%
---------------------------------------------------------------------------------------------------------------------
   C        1.0% CDSC during first year                                                             1.00%
---------------------------------------------------------------------------------------------------------------------
   D        None                                                                                    None
---------------------------------------------------------------------------------------------------------------------

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or Class C shares, a redemption order) is placed, that the purchase (or redemption)
qualifies for a reduced

                                                                              17

sales charge (i.e., breakpoint discount), CDSC waiver or eligibility minimum.
Similar notification must be made in writing when an order is placed by mail.
The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan Stanley DW or other authorized dealer of Fund shares, or the Transfer Agent does not confirm your represented holdings.

In order to obtain a reduced sales charge (i.e., breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley Funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES Class A shares are sold at net asset value plus an initial sales charge of up to 5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below.
Investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within 18 months after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by Class B or Class C.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

(sidebar)
FRONT-END SALES CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges--the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
(end sidebar)

---------------------------------------------------------------------------------------
                                                   FRONT-END SALES CHARGE
---------------------------------------------------------------------------------------
                                           PERCENTAGE OF        APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE    OF NET AMOUNT INVESTED
---------------------------------------------------------------------------------------

  Less than $25,000                            5.25%                    5.54%
---------------------------------------------------------------------------------------
  $25,000 but less than $50,000                4.75%                    4.99%
---------------------------------------------------------------------------------------
  $50,000 but less than $100,000               4.00%                    4.17%
---------------------------------------------------------------------------------------
  $100,000 but less than $250,000              3.00%                    3.09%
---------------------------------------------------------------------------------------
  $250,000 but less than $500,000              2.50%                    2.56%
---------------------------------------------------------------------------------------
  $500,000 but less than $1 million            2.00%                    2.04%
---------------------------------------------------------------------------------------
  $1 million and over                          0.00%                    0.00%
---------------------------------------------------------------------------------------

You may benefit from a reduced sales charge schedule (i.e., breakpoint discount)
for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o    A single account (including an individual, trust or fiduciary account).

o    Family member accounts (limited to spouse, and children under the age of
     21).

o    Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o    Employer sponsored and individual retirement accounts (including IRA,
     Keogh, 401(k), 403(b), 408(k) and 457(b) plans).

o    Tax-exempt organizations.

o    Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC
Funds. Shareholders also may combine such purchases made in a single transaction by family members (limited to spouse, and children under the age of 21).

RIGHT OF ACCUMULATION. You may benefit from a reduced sales charge if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, which are currently held, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares of other Multi-Class Funds and shares of FSC Funds equal to at least $5 million (or
$25 million for certain employee benefit plans), you are eligible to purchase
Class D shares of any fund subject to the fund's minimum initial investment requirement.

                                                                              19

Existing holdings of family members or other related accounts of a shareholder may not be combined for purposes of determining eligibility.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period.
The initial purchase under a Letter of Intent must be at least 5% of the stated
investment goal. The Letter of Intent does not preclude the Fund (or any other
Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse, and children under the age of 21) during the periods referenced in (1) and (2)
above. You should retain any records necessary to substantiate historical costs because the Fund, its Transfer Agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your
Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS. In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a
CDSC upon sale) if your account qualifies under one of the following categories:

o    A trust for which a banking affiliate of the Investment Adviser provides discretionary trustee services.

o    Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset- based fee for investment advisory, administrative and/or brokerage services.

o    Qualified state tuition plans described in Section 529 of the Internal
     Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o    Employer-sponsored employee benefit plans, whether or not qualified under the Internal Revenue Code, for which Morgan Stanley serves as Trustee or an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan Stanley's Retirement Plan
     Solutions ("Morgan Stanley Eligible Plans").

o    A Morgan Stanley Eligible Plan whose Class B shares have converted to Class
     A shares, regardless of the plan's asset size or number of eligible employees.

o    Insurance company separate accounts that have been approved by the Fund's distributor.

o    Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o    Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

(sidebar)
CONTINGENT DEFERRED SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
(end sidebar)

--------------------------------------------------------------------------------
 YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------

  First                                                 5.0%
--------------------------------------------------------------------------------
  Second                                                4.0%
--------------------------------------------------------------------------------
  Third                                                 3.0%
--------------------------------------------------------------------------------
  Fourth                                                2.0%
--------------------------------------------------------------------------------
  Fifth                                                 2.0%
--------------------------------------------------------------------------------
  Sixth                                                 1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                                None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS. A CDSC, if otherwise applicable, will be waived in the case of:

o    Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
     registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
     Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

o    Sales in connection with the following retirement plan "distributions": (i)
     lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee"
     of a "top heavy" plan, following attainment of age 591/2); (ii)
     distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2; or (iii) a tax-free return of an excess IRA contribution (a
     "distribution" does not include a direct transfer of IRA, 403(b) Custodial
     Account or retirement plan assets to a successor custodian or trustee).

                                                                              21

o    Sales of shares in connection with the Systematic Withdrawal Plan of up to
     12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic
     Withdrawal Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
     semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o    Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Adviser's mutual fund asset allocation program, pursuant to which investors pay an asset-based fee. Any shares acquired in connection with the Investment Adviser's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

DISTRIBUTION FEE. Class B shares are also subject to an annual distribution
(12b-1) fee of up to 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE. After ten years, Class B shares will convert automatically to Class A shares of the Fund with no initial shares charge. The ten-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class
B shares acquired through automatically reinvested distributions will convert to
Class A shares on the same basis. (Class B shares held before May 1, 1997, however, will convert to Class A shares in May 2005.)

Effective May 1, 2005, after eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased or, in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased;
the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the
Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a No-Load
Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC. There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC)
instead of the Multi-Class Fund, then sold your shares, a CDSC rate of 5% would be imposed on the shares based on a one-year holding period. The one year in the
Money Market Fund would not be counted. Nevertheless, if shares subject to a
CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution (12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable
CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE. Class C shares are subject to an annual distribution (12b-1)
fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares,
Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

o    Investors participating in the Investment Adviser's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o    Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset-based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund

                                                                              23

     shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o    Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o    Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o    Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o    Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o    Investors who were shareholders of the Dean Witter Retirement Series on
     September 11, 1998 for additional purchases for their former Dean Witter
     Retirement Series accounts.

o    The Investment Adviser and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS. To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds; and/or (2) previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC
Funds you currently own, along with shares of Morgan Stanley Funds you currently own that you acquired in exchange for those shares. Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of
1940 with respect to the distribution of Class A, Class B and Class C shares.
(Class D shares are offered without any distribution fee.) The Plan allows the
Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and
Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

The Investment Adviser and/or the Distributor may pay compensation (out of their own funds and not as an expense of the Fund) to certain affiliated or unaffiliated brokers or other service providers in connection with the sale or retention of Fund shares and/or shareholder servicing. Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of shares of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares.
For more information, please see the Fund's Statement of Additional Information.

                                                                              25

FINANCIAL HIGHLIGHTS

No financial information is presented for the Fund because the Fund had not commenced investment operations as of the date of this Prospectus.

MORGAN STANLEY FUNDS

EQUITY
------------------------
BLEND/CORE

Total Return Trust
Fund of Funds - Domestic Portfolio

------------------------
DOMESTIC HYBRID

Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

------------------------
GLOBAL/INTERNATIONAL

European Equity Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

------------------------
GROWTH

Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

------------------------
INDEX

Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

------------------------
SPECIALTY

Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

------------------------
VALUE

Dividend Growth Securities
Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME
------------------------
TAXABLE SHORT TERM

Limited Duration Fund(NL)
Limited Duration U.S. Treasury Trust

------------------------
TAXABLE INTERMEDIATE TERM

Federal Securities Trust
Flexible Income Trust
High Yield Securities
Quality Income Trust
U.S. Government Securities Trust

------------------------
TAX-FREE

California Tax-Free Income Fund
Limited Term Municipal Trust(NL)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET
------------------------
TAXABLE

Liquid Asset Fund
U.S. Government Money Market

------------------------
TAX-FREE

California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for the Limited
Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a
mutual fund offering multiple classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Funds and Money Market Funds.

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of the Statement of Additional Information, to request other information about the Fund, or to make shareholder inquiries, please call (800)
869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site at:
WWW.MORGANSTANLEY.COM/FUNDS

Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the "SEC")
Public Reference Room in Washington, DC. Information about the Reference Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following
E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

TICKER SYMBOLS:

CLASS A:            CLASS B:
------------------  ------------------
CLASS C:            CLASS D:
------------------  ------------------
(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-    )

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.
(C)  2005 Morgan Stanley

[MORGAN STANLEY LOGO]

CLF# 36045PRO-00

                                                            MORGAN STANLEY FUNDS

                                                                  Morgan Stanley
                                                                        American
                                                                  Franchise Fund

                                                          Preliminary Prospectus
                                                                          , 2005
                                                           Subject to Completion

--------------------------------------------------------------------------------

[MORGAN STANLEY LOGO]
--------------------------------------------------------------------------------

THE INFORMATION IN THE PRELIMINARY PROSPECTUS AND THIS PRELIMINARY STATEMENT OF
ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE
SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND
EXCHANGE COMMISSION BECOMES EFFECTIVE. THE PRELIMINARY PROSPECTUS AND THIS
PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION ARE NOT AN OFFER TO SELL THESE
SECURITIES AND ARE NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE
WHERE THE OFFER OR SALE IS NOT PERMITTED.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION                   Morgan Stanley
                                                         American Franchise Fund

             , 2005

Subject to completion

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated           , 2005) for Morgan Stanley American Franchise Fund
may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
American Franchise Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                       2

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of
Additional Information (other terms used occasionally are defined in the text of the document).

     "Administrator" or "Morgan Stanley Services" - Morgan Stanley Services
Company Inc., a wholly-owned fund services subsidiary of the Investment Adviser.

     "Custodian" - The Bank of New York.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley American Franchise Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Adviser" - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment adviser subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the
Investment Adviser serves as the investment adviser and that hold themselves out to investors as related companies for investment and investor services.

     "Sub-Adviser " - Morgan Stanley Investment Management Ltd., a wholly owned subsidiary of Morgan Stanley.

     "Transfer Agent " - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

                                       3

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on January 12, 2005, with the name Morgan Stanley American
Franchise Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------
A. CLASSIFICATION

     The Fund is an open-end, non-diversified management investment company whose investment objective is long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") as a hedge against fluctuations in future foreign exchange rates. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract.
These contracts are traded in the interbank market conducted directly between currency traders (usually large, commercial and investment banks) and their customers. Forward contracts only will be entered into with U.S. banks and their foreign branches, insurance companies and other dealers or foreign banks whose assets total $1 billion or more, or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Investment Adviser also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the Fund may enter into "cross-currency"
hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

                                       4

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies.
Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses. The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and over-the-counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a listed call option gives the Fund the right to buy from the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security or currency at that exercise price prior to the expiration date of the option, regardless of its then current market price.
Ownership of a listed put option would give the Fund the right to sell the underlying security or currency to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security or currency from the OCC (in the United States)
or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities and on the U.S. dollar and foreign currencies in which they are denominated, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option.
Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities (or currencies) alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities (or currencies) underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security (or currency) against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written.
However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration (in cash,
Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii)
greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

     Options written by the Fund normally have expiration dates of from up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the

                                       5

option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required, at any time, to make payment of the exercise price against delivery of the underlying security. A put option is "covered" if the Fund maintains cash, Treasury bills or other liquid portfolio securities with a value equal to the exercise price in a segregated account on the Fund's books, or holds a put on the same security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security or currency during the term of the option.
The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security or currency during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the Fund.
With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund will engage in OTC option transactions only with member banks of the Federal Reserve Bank System or primary dealers in U.S. Government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Investment Adviser to forecast correctly interest rates, currency exchange rates and/or market movements. If the market value of the portfolio securities (or the currencies in which they are denominated) upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or the value of its denominated currency)
increase, but has retained the risk of loss should the price of the underlying security (or the value of its denominated currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist, particularly in the case of
OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security which may be written by a single investor, whether acting alone or in concert with others
(regardless of whether such options are written on the same or different

                                       6

exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions.
These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the option markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market.

     There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million)
for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and
GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date.
If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas

                                       7

if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the
Fund may be required to make subsequent deposits of cash, U.S. government securities or other liquid portfolio securities, called "variation margin,"
which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Adviser has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the Fund's Prospectus or
Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders' seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds;
(b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements;
(c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest

                                       8

rate, currency exchange rate and/or market movement trends by the Investment
Adviser may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the
Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges.
Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. The Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers' acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S.
government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing Administration and
Government National Mortgage Association) or its instrumentalities (such as the
Federal Home Loan Bank), including Treasury bills, notes and bonds;

                                       9

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 10% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc.
("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AA by S&P or Aa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the
Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Investment Adviser and subject to procedures established by the Trustees. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the
Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rises and falls. The market value of their shares may differ from the net asset value of the particular fund. As

                                       10

a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

     ZERO COUPON TREASURY SECURITIES. A portion of the U.S. government securities purchased by the Fund may be "zero coupon" Treasury securities. These are U.S. Treasury notes and bonds which have been stripped of their unmatured interest coupons and receipts or which are certificates representing interests in such stripped debt obligations and coupons. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. A zero coupon security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value
(sometimes referred to as a "deep discount" price).

     The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received if prevailing interest rates rise. For this reason, zero coupon securities are subject to substantially greater market price fluctuations during periods of changing prevailing interest rates than are comparable debt securities which make current distributions of interest. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the
Fund receives no interest payments in cash on the security during the year.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 90% of its taxable income for each taxable year.
Generally, REITs can be classified as Equity REITs, Mortgage REITs or Hybrid
REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types.
Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

                                       11

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis.
When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment may take place a month or more after the date of commitment. The Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the Fund until the Investment Adviser determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily. At that time, the
Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents or other liquid portfolio securities equal in value to recognized commitments for such securities.

     The value of the Fund's commitments to purchase the securities of any one issuer, together with the value of all securities of such issuer owned by the
Fund, may not exceed 5% of the value of the Fund's net assets at the time the initial commitment to purchase such securities is made. An increase in the percentage of the Fund's assets committed to the purchase of securities on a
"when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a "when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

                                       12

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Investment Adviser, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and subscription rights attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporation issuing it.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security (the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value.
(This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     [Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade.] Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment, except in the case of borrowings and investments in illiquid securities (unless otherwise noted); and (ii) any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

                                       13

     The Fund will:

     1.   Seek long term capital appreciation.

     The Fund may not:

     1.   Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities.

     2.   Purchase or sell real estate or interests therein, although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

     3.   Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

     4.   Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b)
          purchasing any securities on a when-issued or delayed delivery basis;
          (c) purchasing or selling any futures contracts; (d) borrowing money;
          or (e) lending portfolio securities.

     5.   Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or
          (c) by lending its portfolio securities.

     6.   Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

     7.   Purchase or sell commodities or commodities contracts except that the
          Fund may purchase or write interest rate, currency and stock and bond index futures contracts and related options thereon.

     8.   Pledge its assets or assign or otherwise encumber them except to secure permitted borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options by the
          Fund and collateral arrangements with respect to initial or variation margin for futures by the Fund are not deemed to be pledges of assets.)

     9.   Purchase securities on margin (but the Fund may obtain short-term loans as are necessary for the clearance of transactions). The deposit or payment by the Fund of initial or variation margin in connection with futures contracts or related options thereon is not considered the purchase of a security on margin.

     In addition, as non-fundamental policies, the Fund will not:

     1.   Invest in other investment companies in reliance on Sections
          12(d)(1)(F), 12(d)(1)(G) or 12(d)(1)(J) of the Investment Company Act.

     2.   Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which operate, invest in, or sponsor such programs.

     3.   Make short sales of securities or maintain a short position, unless at all times when a short position is open it either owns an equal amount of such securities which, without payment of any further
          consideration, are convertible into or exchangeable for securities of the same issue, and equal in amount to, the securities sold short.

     4.   Invest for purposes of exercising control or management of any other issuer.

     In addition, as a non-fundamental policy, the Fund will not invest in other investment companies in reliance on Sections 12(d)(1)(F), 12(d)(1)(G) or
12(d)(1)(J) of the Investment Company Act.

D. DISCLOSURE OF PORTFOLIO HOLDINGS

     The Fund's Board of Trustees and the Investment Adviser and Sub-Advisor
have adopted policies and procedures regarding disclosure of portfolio holdings
(the "Policy"). Pursuant to the Policy, the

                                       14

Investment Adviser may disclose information concerning Fund portfolio holdings only if such disclosure is consistent with the antifraud provisions of the federal securities laws and the Fund's and the Investment Adviser's fiduciary duties to Fund shareholders. The Investment Adviser may not receive compensation or any other consideration in connection with the disclosure of information about the portfolio securities of the Fund. Consideration includes any agreement to maintain assets in the Fund or in other investment companies or accounts managed by the Investment Adviser or by any affiliated person of the Investment Adviser. Non-public information concerning portfolio holdings may be divulged to third parties only when the Fund has a legitimate business purpose for doing so and the recipients of the information are subject to a duty of confidentiality. Under no circumstances shall current or prospective
Fund shareholders receive non-public portfolio holdings information, except as described below.

     The Fund makes available on its public website the following portfolio holdings information:

     o    Complete portfolio holdings information quarterly on a calendar quarter basis with a minimum 30 calendar day lag;

     o    Complete portfolio holdings information or other disclosure of holdings as required by applicable legal or regulatory requirements on a fiscal quarterly basis with a minimum lag of 30 calendar days; and

     o    Top 10 (or top 15) holdings monthly with a minimum 15 calendar day lag.

     All other portfolio holdings information that has not been disseminated in a manner making it available to investors generally as described above is non-public information for purposes of the Policy.

     The Fund may make selective disclosure of non-public portfolio holdings under certain exemptions. Third parties eligible for exemptions include, but are not limited to, information exchange subscribers, consultants, fund analysts, portfolio analytics services, third-party service providers and mutual fund rating agencies, provided that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information. Non-public portfolio holdings information may not be disclosed to a third party unless and until the arrangement has been reviewed and approved pursuant to the requirements set forth in the Policy. Subject to the terms and conditions of any agreement between the Investment Adviser or the
Fund and the third party recipient, if these conditions for disclosure are satisfied, there shall be no restriction on the frequency with which Fund non-public portfolio holdings information is released, and no lag period shall apply.

     The Investment Adviser may provide interest lists to broker-dealers who execute securities transactions for the Fund without entering into a nondisclosure agreement with the broker-dealers, provided that the interest list satisfies all of the following criteria: (1) the interest list must contain only the CUSIP numbers and/or ticker symbols of securities held in all registered management investment companies advised by the Investment Adviser or any affiliate of the Investment Adviser (the "MSIM Funds") on an aggregate, rather than a fund-by-fund basis; (2) the interest list must not contain information about the number or value of shares owned by a specified MSIM Fund; (3) the interest list may identify the investment strategy, but not the particular MSIM
Funds, to which the list relates; and (4) the interest list may not identify the portfolio manager or team members responsible for managing the MSIM Funds.

     Fund shareholders may elect in some circumstances to redeem their shares of the Fund in exchange for their pro rata share of the securities held by the
Fund. Under such circumstances, Fund shareholders may receive a complete listing of the holdings of the Fund up to seven (7) calendar days prior to making the redemption request provided that they represent orally or in writing that they agree to maintain the confidentiality of the portfolio holdings information.

     In addition, persons who owe a duty of trust or confidence to the
Investment Adviser or the Fund (such as legal counsel) may receive non-public portfolio holdings information without entering into a nondisclosure agreement.

     The Investment Adviser and/or the Fund have entered into ongoing arrangements to make available public and/or non-public information about the
Fund's portfolio securities. In no instance may the

                                       15

Investment Adviser or the Fund receive any compensation or consideration in exchange for the portfolio holdings. Provided that the recipient of the information falls into one or more of the categories listed below, and the recipient has entered into a nondisclosure agreement with the Fund, or owes a duty of trust or confidence to the Investment Adviser or the Fund, the recipient may receive portfolio holdings information pursuant to such agreement without obtaining pre-approval from either the Portfolio Holdings Review
Committee ("PHRC") or the Fund's Board of Trustees. In all such instances, however, the PHRC will be responsible for reporting to the Fund's Board of
Trustees, or designated Committee thereof, material information concerning the ongoing arrangements at each Board's next regularly scheduled Board meeting.
Categories of parties eligible to receive information pursuant to such ongoing arrangements include fund rating agencies, information exchange subscribers, consultants and analysts, portfolio analytics providers, service providers and asset allocators.

     The Investment Adviser and/or the Fund currently have entered into ongoing arrangements with the following parties: [To come.]

     All selective disclosures of non-public portfolio holdings information made to third parties pursuant to the exemptions set forth in the Policy must be pre-approved by both the PHRC and the Fund's Board of Trustees (or designated
Committee thereof), except for disclosures made to third parties pursuant to ongoing arrangements (discussed above) and disclosures made to third parties pursuant to Special Meetings of the PHRC. The Investment Adviser shall report quarterly to the Board of Trustees (or a designated Committee thereof)
information concerning all parties receiving non-public portfolio holdings information pursuant to an exemption. [Procedures to monitor the use of such non-public portfolio holdings information include requiring annual certifications that the recipients have utilized such information only pursuant to the terms of the agreement between the recipient and the Investment Manager and, for those recipients receiving information electronically, acceptance of the information will constitute reaffirmation that the third party expressly agrees to maintain the disclosed information in confidence and not to trade portfolio securities based on the nonpublic information.]

     The PHRC is responsible for creating and implementing the Policy and, in this regard, has expressly adopted it. The following are some of the functions and responsibilities of the PHRC:

     (a) The PHRC, which will consist of executive officers of the Fund and the
Investment Adviser or their designees, is responsible for establishing portfolio holdings disclosure policies and guidelines and determining how portfolio holdings information will be disclosed on an ongoing basis.

     (b) The PHRC will periodically review and have the authority to amend as necessary the Fund's portfolio holdings disclosure policies and guidelines (as expressed by the Policy).

     (c) The PHRC will meet at least quarterly to (among other matters): (1)
address any outstanding issues relating to the Policy; (2) review non-disclosure agreements that have been executed with third parties and determine whether the third parties will receive portfolio holdings information; and (3) generally review the procedures that the Investment Adviser employs to ensure that disclosure of information about portfolio securities is in the best interests of
Fund shareholders, including procedures to address conflicts between the interests of Fund shareholders, on the one hand, and those of the Investment
Adviser, the Distributor or any affiliated person of the Fund, the Investment
Adviser or the Distributor, on the other.

     (d) Any member of the PHRC may call a Special Meeting of the PHRC to consider whether a third party may receive non-public portfolio holdings information pursuant to a validly executed nondisclosure agreement. At least three members of the PHRC, or their designees, and one member of the Fund's
Audit Committee, or his or her designee, shall be present at the Special Meeting in order to constitute a quorum. At any Special Meeting at which a quorum is present, the decision of a majority of the PHRC members present and voting shall be determinative as to any matter submitted to a vote; provided, however, that the Audit Committee member, or his or her designee, must concur in the determination in order for it to become effective.

     (e) The PHRC, or its designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the PHRC, or its designee(s) for a period of at least six years. The PHRC, or its designee(s), will report their decisions to the Board of Trustees at each
Board's next

                                       16

regularly scheduled Board meeting. The report will contain information concerning decisions made by the PHRC during the most recently ended calendar quarter immediately preceding the Board meeting.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Adviser to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     TRUSTEES AND OFFICERS. [TO COME]

                                                                                        NUMBER OF
                                                                                       PORTFOLIOS
                                                                                         IN FUND
                           POSITION(S)    LENGTH OF                                      COMPLEX
 NAME, AGE AND ADDRESS OF    HELD WITH       TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
    INDEPENDENT TRUSTEE      REGISTRANT    SERVED*            PAST 5 YEARS**           BY TRUSTEE          BY TRUSTEE
-------------------------- ------------- ----------- -------------------------------- ------------ -------------------------

[TO COME]

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Adviser, Morgan Stanley Investment Management Inc. and Morgan
Stanley AIP GP LP) for the calendar year ended December 31, 2004 is shown below.

                                                                       AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                        ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                     DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
 NAME OF TRUSTEE               (AS OF DECEMBER 31, 2004)                         (AS OF DECEMBER 31, 2004)
-----------------   -----------------------------------------------   -----------------------------------------------

[TO COME]

     [INDEPENDENT TRUSTEES AND THE COMMITTEES. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two
Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.]

     [The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements, continually reviewing fund performance, checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other

                                       17

matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the
Retail Funds have a Rule 12b-1 plan.]

     [The Board of Trustees of the Fund has a separately-designated standing
Audit Committee established in accordance with Section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the independent registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and
preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter.]

     [The members of the Audit Committee of the Fund are currently            .
None of the members of the Fund's Audit Committee is an interested person, as defined under the Investment Company Act, of the Fund. Each Independent Trustee
is also "independent" from the Fund under the listing standards of the New York
Stock Exchange, Inc. (NYSE). The current Chairman of the Audit Committee of the
Fund is      .]

     [The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the
Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The
members of the Governance Committee of the Fund are currently               ,
each of whom is an Independent Trustee. The current Chairman of the Governance
Committee is               .]

     [The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each
current Independent Trustee (                ) participates in the election and
nomination of candidates for election as Independent Trustees for the Fund.
Persons recommended by the Fund's Governance Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.]

     [Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee
currently consists of Messrs.                . Messrs.          are Independent
Trustees.]

     [ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as

                                       18

Independent Trustees of all the Retail Funds and Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund
Complex generally and enhances their ability to negotiate on behalf of each
Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent
Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as
Independent Trustees of the Retail Funds and Institutional Funds.]

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties. It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C.  COMPENSATION

     [Each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional Funds. In addition, each
Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an
Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit
Committee receives an additional annual retainer fee of $60,000. Other
Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional
Funds, and is allocated on a pro rata basis among each of the operational funds/portfolios of the Retail Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios.]

     [The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment
Manager or an affiliated company receive no compensation or expense reimbursement from the Fund for their services as Trustee or Officer.]

     [Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of
Trustees, the Independent Trustees or Committees of the Board of Trustees
attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance
Committees additional annual fees of $500). With the exception of an Audit
Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.]

     The Fund maintains a Deferred Compensation Plan (the "DC Plan"), under which each Independent Trustee may defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts

                                       19

credited with a return equal to the total return on one or more of the Retail
Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund.]

     [The following table shows aggregate compensation paid to each of the
Fund's Trustees by the Fund Complex (which includes all of the Retail and
Institutional Funds) for the calendar year ended December 31, 2004. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis.]

                      CASH COMPENSATION FROM FUND COMPLEX

                                           NUMBER OF
                                       PORTFOLIOS IN THE
                                         FUND COMPLEX       TOTAL COMPENSATION
                                        FROM WHICH THE        FROM THE FUND
                                       TRUSTEE RECEIVED      COMPLEX PAYABLE
NAME OF TRUSTEE                          COMPENSATION          TO TRUSTEES
-----------------------------------   ------------------   -------------------

[TO COME] .........................

     [Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting
Funds"), not including the Fund, had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an
Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such
Eligible Trustee's retirement as shown in the table below.]

     [The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the 49 Retail Funds for the calendar year ended
December 31, 2004, and the estimated retirement benefits for the Independent
Trustees from the 49 Retail Funds for each calendar year following retirement.]

                                RETIREMENT BENEFITS ACCRUED AS     ESTIMATED ANNUAL BENEFITS UPON
                                          FUND EXPENSES                     RETIREMENT(1)
                                         BY ALL ADOPTING                  FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                   FUNDS                             FUNDS
-----------------------------   --------------------------------   -------------------------------

[TO COME] ...................

----------
(1)  Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------

     The Investment Adviser provided the initial capital for the Fund by purchasing 2,500 shares each of Class A, Class B, Class C and Class D of the
Fund for $25,000, respectively, on _______, 2005. As of the date of this
Statement of Additional Information, the Investment Adviser owned 100% of the outstanding shares of the Fund. The Investment Adviser may be deemed to control the Fund until such time as it owns less than 25% of the outstanding shares of the Fund.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------

A. INVESTMENT ADVISER AND ADMINISTRATOR

     The Investment Adviser to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment

                                       20

Adviser is a wholly-owned subsidiary of Morgan Stanley, a Delaware corporation.
Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     Pursuant to an Investment Advisory Agreement (the "Advisory Agreement")
with the Investment Adviser, the Fund has retained the Investment Adviser to provide investment advisory services. The Fund pays the Investment Adviser monthly compensation calculated daily by applying the annual rate of 0.70% of the portion of the daily net assets not exceeding $500 million; 0.65% of the portion of the daily net assets exceeding $500 million but not exceeding $1 billion; and 0.60% of the daily net assets exceeding $1 billion. The advisory fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class.

     Morgan Stanley Investment Management Limited, with principal offices at 25
Cabot Square, Canary Wharf, London, United Kingdom, E14 4QA, serves as
Sub-Adviser to the Fund pursuant to an investment sub-advisory agreement with the Investment Adviser. MSIM Ltd. is a wholly-owned subsidiary of Morgan
Stanley. The Investment Adviser pays the Sub-Adviser a portion of the net advisory fees the Investment Adviser receives from the Fund. The investment sub-advisory agreement will continue for an initial term of two years and thereafter for successive annual periods as long as such continuance is approved in accordance with the 1940 Act.

     The Fund has retained Morgan Stanley Services Company Inc.
("Administrator"), a wholly-owned subsidiary of the Investment Adviser, to provide administrative services pursuant to an administration agreement
("Administration Agreement"). The Fund pays the Administrator an annual fee of
0.08% of the Fund's average daily net assets for services provided under the
Administration Agreement.

     [In approving the Advisory Agreement, the Board of Trustees, including the
Independent Trustees, considered the nature, quality and scope of the services to be provided by the Investment Adviser; the estimated fees and expenses of the Fund compared to other similar investment companies; the Investment
Adviser's estimated expenses in providing the services; the profitability of the Investment Adviser and its affiliated companies and other benefits they derive from their relationship with the Fund; and the extent to which economies of scale are shared with the Fund. The Independent Trustees met with and reviewed reports from third parties about the foregoing factors. The
Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment Adviser and the financial strength of the Investment Adviser and its affiliated companies. The
Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of Trustees, including all of the Independent Trustees, determined, in the exercise of its business judgment, that approval of the Advisory Agreement was in the best interests of the Fund and its shareholders.]

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Adviser). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to
Financial Advisors, the cost of educational and/or business-related trips, and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

                                       21

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C. SERVICES PROVIDED BY THE INVESTMENT ADVISER AND THE ADMINISTRATOR

     The Investment Adviser manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Adviser obtains and evaluates the information and advice relating to the economy, securities markets and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

     Under the terms of the Administration Agreement, the Administrator maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help and bookkeeping as the Fund may reasonably require in the conduct of its business. The
Administrator also assists in the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions
(except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the
Investment Adviser, necessary or desirable). The Administrator also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Adviser under the
Investment Advisory Agreement or by the Administrator under the Administration
Agreement, or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule 12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders'
and Trustees' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the
Investment Adviser or any corporate affiliate of the Investment Adviser; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Adviser (not including compensation or expenses of attorneys who are employees of the Investment
Adviser); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees) may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Adviser is not liable to the Fund or any of its investors for any act or omission by the Investment Adviser or for any losses sustained by the Fund or its investors.

     The Investment Advisory Agreement will remain in effect for an initial term of two years and thereafter from year to year, provided continuance of the
Investment Advisory Agreement is approved at

                                       22

least annually by the vote of the holders of a majority, as defined in the
Investment Company Act, of the outstanding shares of the Fund, or by the
Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

     The Administration Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Administrator is not liable to the Fund or any of its investors for any act or omission by the Administrator or for any losses sustained by the Fund or its investors. The Administration Agreement will continue unless terminated by either party by written notice delivered to the other party within 30 days.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12b-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation accrued daily and payable monthly at the following maximum annual rates: 0.25%, 1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold and an annual residual commission, currently a residual of up to
0.25% of the current value of the respective accounts for which they are the
Financial Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

                                       23

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares and; (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the cost of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest
(computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of
Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A)
or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the
Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. Although there is no legal obligation for the
Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or CDSCs.

                                       24

     Under the Plan, the Fund is authorized to reimburse the Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. No interest or other financing charges will be incurred on any Class A or Class C distribution expenses incurred by the Distributor under the Plan or on any unreimbursed expenses due to the Distributor pursuant to the Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Adviser, Morgan Stanley DW, Morgan Stanley
Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the
Plan, the Trustees requested and received from the Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination, the Trustees considered: (1) the benefits the Fund would be likely to obtain under the Plan, including that: (a)
the Plan is believed to be essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and could help the Fund grow and potentially avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3) what services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the
Independent Trustees, determined that the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the
Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

     (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, NJ 07311.

     (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Bank of New York, 100 Church Street, New York, NY 10286, is the
Custodian of the Fund's assets. Any of the Fund's cash balances with the
Custodian in excess of $100,000 are unprotected by federal deposit insurance.
These balances may, at times, be substantial.

                                       25

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The Fund's independent registered public accounting firm is responsible for auditing the annual financial statements.

     (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Adviser and
Distributor. As Transfer Agent and Dividend Disbursing Agent, the Transfer
Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists. For these services, the Transfer Agent receives a per shareholder account fee from the
Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Adviser and the Distributor have each adopted a
Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act. The
Codes of Ethics are designed to detect and prevent improper personal trading.
The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the
Fund, subject to a number of restrictions and controls, including prohibitions against purchases of securities in an initial public offering and a preclearance requirement with respect to personal securities transactions.

H. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

PROXY VOTING POLICY

     [The Board of Trustees believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. As such, the Board has delegated the responsibility to vote such proxies to the
Investment Adviser. The following is a summary of the Investment Adviser's
Proxy Voting Policy ("Policy").

     The Investment Adviser uses its best efforts to vote proxies on securities held in the Fund as part of its authority to manage, acquire and dispose of
Fund assets. In this regard, the Investment Adviser has formed a Proxy Voting
Committee ("Committee") that is responsible for creating and implementing the
Policy. The Committee meets monthly but may meet more frequently as conditions warrant. The Policy provides that the Adviser will generally vote proxies in accordance with pre-determined guidelines contained in the Policy. The
Investment Adviser may vote in a manner that is not consistent with the pre-determined guidelines, provided that the vote is approved by the Committee.

     The Policy provides that, unless otherwise determined by the Committee, votes will be cast in the manner described below:

     Routine proposals will be voted in support of management.

     With regard to the election of directors, where no conflict exists and where no deficiency has been noted votes will be cast in support of management's nominees.

     The Investment Adviser will vote in accordance with management's recommendation with respect to certain non-routine proposals (i.e., reasonable capitalization changes, stock repurchase programs, stock splits, certain compensation-related matters, certain anti-takeover measures, etc.) which potentially may have a substantive financial or best interest impact on a shareholder.

     The Investment Adviser will vote against certain types of non-routine proposals (i.e., unreasonable capitalization changes, establishment of cumulative voting rights for the election of directors, requiring supermajority shareholder votes to amend by-laws, indemnification of auditors, etc.), which potentially may have a substantive negative financial impact on a shareholder
(notwithstanding management support).

                                       26

     The Committee votes in its discretion with respect to certain non-routine proposals which may have a substantive financial or best interest impact on an issuer (i.e., mergers, acquisitions, take-overs, spin-offs, etc.)

     Shareholder proposals generally are evaluated by the Committee and are voted based on the nature of the proposal and its likely impact on shareholders.

     While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent the Investment Adviser's ability to vote such proxies. As a result, non-U.S. proxies will be voted on a best efforts basis only, after weighing the costs and benefits to the Fund of voting such proxies. Institutional Shareholder Services ("ISS") has been retained to provide assistance to the Investment Adviser in connection with voting non-US proxies.

CONFLICTS OF INTEREST

     If the Committee determines that an issue raises a material conflict of interest, or gives rise to a potential material conflict of interest, the
Committee will request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question.

THIRD PARTIES

     To assist the Investment Adviser in its responsibility for voting proxies,
ISS and Investor Responsibility Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. The services provided to the Adviser include in-depth research, global issuer analysis, and voting recommendations. While the Adviser may review and utilize the ISS and
IRRC recommendations in making proxy voting decisions, it is in no way obligated to follow the ISS and IRRC recommendations. In addition to research,
ISS provides vote execution, reporting, and recordkeeping. The Committee carefully monitors and supervises the services provided by the proxy research services.

FURTHER INFORMATION

     You may obtain a copy of the Investment Adviser's Proxy Voting Policy as well as information about the Fund's proxy voting decisions, without charge, by
calling        or online on the Fund's website [INSERT WEB ADDRESS] or the
EDGAR database on the SEC's website (www.sec.gov).]

I. REVENUE SHARING

     The Investment Adviser and/or the Distributor may pay compensation, out of their own funds and not as an expense of the Fund, to Morgan Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries
("Intermediaries") in connection with the sale or retention of Fund shares and/or servicing of Fund shares. For example, the Investment Adviser or the
Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of the Fund and/or some or all other
Morgan Stanley Funds), amount of assets invested by the Intermediary's customers (which could include current or aged assets of the Fund and/or some or all other Morgan Stanley Funds), the Fund's advisory fees, some other agreed upon amount, or other measures as determined from time to time by the
Investment Adviser and/or Distributor. The amount of these payments as determined from time to time by the Investment Adviser or the Distributor may be substantial and may be different for different intermediaries.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

                                       27

     (1)  On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries receive a gross sales credit of up to 1.00% of the amount sold.

     (2)  On sales of Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
          Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

     (3)  On sales (except purchases through 401(k) platforms) through Morgan
          Stanley DW's Mutual Fund Network:

          o    An amount equal to 0.20% of gross sales of Fund shares; and

          o    For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

     (4)  An amount equal to 0.20% on the value of shares sold through 401(k)
          platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

     With respect to brokers, dealers or other Intermediaries, you should review carefully any disclosure by such broker, dealers or other Intermediaries as to its compensation.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------

A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The
Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan
Stanley DW is better than that available from other dealers.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and

                                       28

dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment
Adviser by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. The Investment
Adviser is prohibited from directing brokerage transactions on the basis of the referral of clients or the sale of shares of advised investment companies.
Consistent with this policy, when securities transactions are effected on a stock exchange, the Fund's policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Adviser effects transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Adviser believes the prices and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Adviser. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Adviser from brokers and dealers may be utilized by the
Investment Adviser and any of its asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the
Fund directly.

     The Investment Adviser, and certain of its affiliates currently serve as investment adviser to a number of clients, including other investment companies, and may in the future act as investment adviser to others. It is the practice of the Investment Adviser and its affiliates to cause purchase and sale transactions to be allocated among clients whose assets they manage
(including the Fund) in such manner as they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. The Investment Adviser and its affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

                                       29

D. DIRECTED BROKERAGE

     Not applicable.

E. REGULAR BROKER-DEALERS

     Not applicable.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------

     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the
Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

                                       30

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the
Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of
Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis
(that is, by transferring shares in the same proportion that the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable
CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Adviser that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the

                                       31

general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the
Trustees.

     Certain of the Fund's portfolio securities may be valued by an outside pricing service approved by the Fund's Trustees. The pricing service may utilize a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research evaluations by its staff, including review of broker-dealer market price quotations in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case, they will be valued at the mean between their closing bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked price. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Events which may affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------

     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return.
The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax-exempt entities and tax-advantaged retirement vehicles such as an IRA or
401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or

                                       32

losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year.
To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Adviser will select which securities to sell. The Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash. Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax rate on long- term capital gains available to non-corporate shareholders is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of United States tax on distributions made by the Fund of investment income and short-term capital gains. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The
Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or "short-term capital gain dividends,"
provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. Distributions attributable to gains from
"U.S. real property interests" (including certain U.S. real property holding corporations will generally be subject to federal withholding tax and may give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a foreign shareholder that is a corporation. The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of

                                       33

regulated investment companies beginning after December 31, 2004 and before
January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the
Fund, followed by the purchase of shares in the other fund.

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------

     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1
Plan."

XI. PERFORMANCE DATA
--------------------------------------------------------------------------------

     The Fund is newly organized. As a result, it has no operating history or performance information to include.

                                       34

XII. FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

     No financial information is presented for the Fund because the Fund had not commenced investment operations as of the date of this Statement of
Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------

     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY
10019, acts as the Fund's legal counsel.

                                    * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

                                       35

                     MORGAN STANLEY AMERICAN FRANCHISE FUND

                            PART C: OTHER INFORMATION

Item 23.     Exhibits
             --------

       (a).     --  Declaration of Trust of the Registrant, dated January 12,
                    2005, filed herein.

       (b).     --  By-Laws of the Registrant, dated January 12, 2005, filed herein.

       (c).     --  Not Applicable.

       (d) (1). --  Investment Advisory Agreement between Morgan Stanley
                    Investment Advisors Inc. and the Registrant.*

           (2). --  Sub-Advisory Agreement between Morgan Stanley Investment
                    Advisors Inc. and Morgan Stanley Investment Management Ltd.*

       (e) (1). --  Distribution Agreement between Morgan Stanley Investment
                    Advisors Inc. and Morgan Stanley Distributors Inc.*

           (2). --  Selected Dealers Agreement between Morgan Stanley
                    Distributors Inc. and Morgan Stanley DW Inc.*

           (3). --  Underwriting Agreement between the Registrant and Morgan
                    Stanley Distributors Inc. *

       (f).     --  Not applicable.

       (g).     --  Custody Agreement between The Bank of New York and the
                    Registrant.*

       (h) (1). --  Transfer Agency and Service Agreement between the Registrant and Morgan Stanley Trust.*

           (2). --  Administration Agreement between Morgan Stanley Services
                    Company Inc. and the Registrant.*

       (i) (1). --  Opinion and Consent of Clifford Chance US LLP.*

           (2). --  Opinion of Dechert LLP, Massachusetts Counsel.*

       (j).     --  Consent of Independent Registered Public Accounting Firm.*

       (k).     --  Not Applicable.

       (l).     --  Investment Letter of Morgan Stanley Investment Advisors
                    Inc.*

       (m).     --  Plan of Distribution Pursuant to Rule 12b-1 between the
                    Registrant and Morgan Stanley Distributors Inc. *

       (n).     --  Multi-Class Plan Pursuant to Rule 18f-3.*

       (o).     --  Not Applicable.

       (p) (1).     Code of Ethics of Morgan Stanley Investment Management.*

           (2).    Code of Ethics of the Morgan Stanley Funds.*

         Other --  Powers of Attorney.*

----------

    *To be filed by amendment.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND.

Until the Registrant has public shareholders, Morgan Stanley Investment
Advisors, Inc. is a controlling person of the Registrant.

ITEM 25. INDEMNIFICATION.

Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the
Registrant unless their conduct is later determined to permit indemnification.

Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 9 of the Registrant's Investment Advisory Agreement, neither the Investment
Adviser nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the
Registrant.

Insofar as indemnification for liabilities arising under the Securities Act of
1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the
Registrant has been advised that in the opinion of the Securities and Exchange
Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the
Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

The Registrant, in conjunction with the Investment Manager, the Registrant's
Trustees, and other registered investment management companies managed by the
Investment Manager, maintains insurance on behalf of any person who is or was a
Trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify him.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     See "Fund Management" in the Prospectus regarding the business of the investment advisor. The following information is given regarding officers of
Morgan Stanley Investment Advisors Inc. ("Morgan Stanley Investment Advisors").
Morgan Stanley Investment Advisors is a wholly-owned subsidiary of Morgan
Stanley & Co. Incorporated.

THE PRINCIPAL ADDRESSES ARE AS FOLLOWS:

MORGAN STANLEY SERVICES COMPANY INC. ("MORGAN STANLEY SERVICES")
c/o Morgan Stanley Trust, Harborside Financial Center, Plaza Two, Jersey City,
New Jersey 07311

MORGAN STANLEY DISTRIBUTORS INC. ("MORGAN STANLEY DISTRIBUTORS")
MORGAN STANLEY DW INC. ("MORGAN STANLEY DW")
MORGAN STANLEY FUNDS
MORGAN STANLEY INVESTMENT ADVISORS INC.
MORGAN STANLEY INVESTMENT MANAGEMENT
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
MORGAN STANLEY INVESTMENT GROUP INC. ("MORGAN STANLEY INVESTMENT GROUP")
THE UNIVERSAL INSTITUTIONAL FUNDS, INC. ("UNIVERSAL INSTITUTIONAL FUNDS")
1221 Avenue of the Americas New York, New York 10020.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT LTD.
MORGAN STANLEY & CO. INTERNATIONAL LIMITED ("MORGAN STANLEY & CO.
INTERNATIONAL")
25 Cabot Square, London, England.

MORGAN STANLEY INSTITUTIONAL FUND TRUST
MORGAN STANLEY DISTRIBUTION, INC.
One Tower Bridge, West Conshohocken, PA 19428.

VAN KAMPEN INVESTMENT ASSET MANAGEMENT INC. ("VAN KAMPEN")
1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181

MORGAN STANLEY TRUST ("MORGAN STANLEY TRUST")
Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311.

      NAME AND POSITION WITH                      OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT,
MORGAN STANLEY INVESTMENT ADVISORS                  INCLUDING NAME, PRINCIPAL ADDRESS AND NATURE OF CONNECTION
----------------------------------                ----------------------------------------------------------------

Mitchell M. Merin                                 President and Chief Operating Officer of Morgan Stanley
President, Chief Executive Officer                Investment Management; Chairman and Director of Morgan Stanley
and Director                                      Distributors; Chairman and Director of Morgan Stanley Trust;
                                                  President, Chief Executive Officer and Director of Morgan
                                                  Stanley Services; President of the Morgan Stanley Retail Funds
                                                  and the Institutional Funds; Director of Morgan Stanley
                                                  Investment Management Inc.; Director of various Morgan Stanley subsidiaries; Trustee, President and Chief Executive Officer of
                                                  the Van Kampen Open-End Funds; President and Chief Executive
                                                  Officer of the Van Kampen Closed-End Funds.

Barry Fink                                        Managing Director and General Counsel of Morgan Stanley
Managing Director and                             Investment Management; Managing Director and Director of Morgan
Director                                          Stanley Services; Managing Director, Secretary, and Director of
                                                  Morgan Stanley Distributors; Vice President of the Morgan Stanley
                                                  Funds.

Joseph J. McAlinden                               Chief Investment Officer and Managing Director of Morgan Stanley
Managing Director and                             Investment Management Inc.; Director of Morgan Stanley Trust.
Chief Investment Officer

Ronald E. Robison                                 Principal Executive Officer -- Office of the Funds; Managing
Managing Director,                                Director, Chief Administrative Officer and Director of Morgan
Chief Administrative Officer and                  Stanley Services; Chief Executive Officer and Director of Morgan
Director                                          Stanley Trust; Managing Director of Morgan Stanley Distributors;
                                                  Executive Vice President and Principal Executive Officer of the
                                                  Morgan Stanley Funds; Director of Morgan Stanley SICAV.

P. Dominic Caldecott                              Managing Director of Morgan Stanley Investment Management Inc.,
Managing Director                                 and Morgan Stanley Investment Management Limited.; Vice President
                                                  and Investment Manager of Morgan Stanley & Co. International.

Rajesh K. Gupta                                   Managing Director and Chief Administrative Officer-Investments
Managing Director and                             of Morgan Stanley Investment Management Inc.
Chief Administrative Officer-
Investments

John B. Kemp, III                                 President and Chief Executive Officer of Morgan Stanley
Executive Director                                Distributors.

Francis J. Smith                                  Executive Director of Morgan Stanley Services; Vice President
Executive Director                                and Chief Financial Officer of the Morgan Stanley Funds.

ITEM 27. PRINCIPAL UNDERWRITERS

(a) Morgan Stanley Distributors Inc., a Delaware corporation, is the principal underwriter of the Registrant. Morgan Stanley Distributors is also the principal underwriter of the following investment companies:

(1) Active Assets California Tax-Free Trust

(2) Active Assets Government Securities Trust

(3) Active Assets Institutional Government Securities Trust

(4) Active Assets Institutional Money Trust

(5) Active Assets Money Trust

(6) Active Assets Tax-Free Trust

(7) Morgan Stanley Aggressive Equity Fund

(8) Morgan Stanley Allocator Fund

(9) Morgan Stanley American Opportunities Fund

(10) Morgan Stanley Balanced Growth Fund

(11) Morgan Stanley Balanced Income Fund

(12) Morgan Stanley Biotechnology Fund

(13) Morgan Stanley California Tax-Free Daily Income Trust

(14) Morgan Stanley California Tax-Free Income Fund

(15) Morgan Stanley Capital Opportunities Trust

(16) Morgan Stanley Convertible Securities Trust

(17) Morgan Stanley Developing Growth Securities Trust

(18) Morgan Stanley Dividend Growth Securities Inc.

(19) Morgan Stanley Equally-Weighted S&P 500 Fund

(20) Morgan Stanley European Equity Fund Inc.

(21) Morgan Stanley Federal Securities Trust

(22) Morgan Stanley Financial Services Trust

(23) Morgan Stanley Flexible Income Trust

(24) Morgan Stanley Fund of Funds

(25) Morgan Stanley Fundamental Value Fund

(26) Morgan Stanley Global Advantage Fund

(27) Morgan Stanley Global Dividend Growth Securities

(28) Morgan Stanley Global Utilities Fund

(29) Morgan Stanley Growth Fund

(30) Morgan Stanley Health Sciences Trust

(31) Morgan Stanley High Yield Securities Inc.

(32) Morgan Stanley Income Builder Fund

(33) Morgan Stanley Information Fund

(34) Morgan Stanley International Fund

(35) Morgan Stanley International SmallCap Fund

(36) Morgan Stanley International Value Equity Fund

(37) Morgan Stanley Japan Fund

(38) Morgan Stanley KLD Social Index Fund

(39) Morgan Stanley Limited Duration Fund

(40) Morgan Stanley Limited Duration U.S. Treasury Trust

(41) Morgan Stanley Limited Term Municipal Trust

(42) Morgan Stanley Liquid Asset Fund Inc.

(43) Morgan Stanley Mid-Cap Value Fund

(44) Morgan Stanley Nasdaq-100 Index Fund

(45) Morgan Stanley Natural Resource Development Securities Inc.

(46) Morgan Stanley New York Municipal Money Market Trust

(47) Morgan Stanley New York Tax-Free Income Fund

(48) Morgan Stanley Pacific Growth Fund Inc.

(49) Morgan Stanley Prime Income Trust

(50) Morgan Stanley Quality Income Trust

(51) Morgan Stanley Real Estate Fund

(52) Morgan Stanley S&P 500 Index Fund

(53) Morgan Stanley Select Dimensions Investment Series

(54) Morgan Stanley Small-Mid Special Value Fund

(55) Morgan Stanley Special Growth Fund

(56) Morgan Stanley Special Value Fund

(57) Morgan Stanley Strategist Fund

(58) Morgan Stanley Tax-Exempt Securities Trust

(59) Morgan Stanley Tax-Free Daily Income Trust

(60) Morgan Stanley Total Market Index Fund

(61) Morgan Stanley Total Return Trust

(62) Morgan Stanley U.S. Government Money Market Trust

(63) Morgan Stanley U.S. Government Securities Trust

(64) Morgan Stanley Utilities Fund

(65) Morgan Stanley Value Fund

(66) Morgan Stanley Variable Investment Series

(b) The following information is given regarding directors and officers of
Morgan Stanley Distributors not listed in Item 26 above. The principal address of Morgan Stanley Distributors is 1221 Avenue of the Americas, New York, New
York 10020. None of the following persons has any position or office with the
Registrant.

                                      POSITIONS AND OFFICES WITH
NAME                                 MORGAN STANLEY DISTRIBUTORS                POSITIONS AND OFFICES WITH FUND
----                         -------------------------------------------        -------------------------------

Fred Gonfiantini             Executive Director and Financial Operations                      None.
                                  Principal of MS Distributors Inc.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section
31(a) of the Investment Company Act of 1940 and the rules thereunder are maintained by the Investment Adviser at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the
Registrant's Transfer Agent, at its place of business as shown in the
Registrant's prospectus.

ITEM 29. MANAGEMENT SERVICES

The Registrant is not a party to any such management-related service contract.

ITEM 30. UNDERTAKINGS

None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant has duly caused this Registration
Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 13th day of
January, 2005.

                                       MORGAN STANLEY AMERICAN FRANCHISE FUND

                                       By: /s/ Barry Fink
                                           -------------------------------------
                                           Barry Fink
                                           Trustee, Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures                        Title                             Date

By: /s/ Charles A. Fiumefreddo    Chairman and Trustee         January 13, 2005
    --------------------------    (Chief Executive Officer)
    Charles A. Fiumefreddo

By: /s/ Francis Smith             Trustee and Chief            January 13, 2005
    -----------------             Accounting Officer
    Francis Smith                 (Chief Financial and
                                  Accounting Officer)

By: /s/ Barry Fink                Trustee, Vice President      January 13, 2005
    --------------                and Secretary
    Barry Fink